0 Exhibit 99.1 0 0 29 79 134 0 101 193 0 166 172 127 127 127 167 167 Investor Presentation 167 January 2019 188 128 39 63 63 63 216 216 216 0 Exhibit 99.1 0 0 29 79 134 0 101 193 0 166 172 127 127 127 167 167 Investor Presentation 167 January 2019 188 128 39 63 63 63 216 216 216

0 0 0 Disclaimer 29 79 This investor presentation (“Investor Presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any 134 equity, debt or other financial instruments of Panavision Inc. (“Panavision”), SIM Video International Inc. (“Sim”) or Saban Capital Acquisition Corp. (“SCAC”) or any of Panavision’s, Sim’s or SCAC’s affiliates’ securities (as such term is defined under the U.S. Federal Securities Laws). This Investor Presentation has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination of Panavision, Sim and SCAC (the “Business Combination”), as contemplated in the Business Combination Agreement, dated as of September 13, 2018, by and among SCAC, Panavision, Sim and the other parties thereto, as amended on December 11, 2018 (as amended, the “Business Combination Agreement”), and for no other purpose. The 0 information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modeling or back-testing or any other information contained herein. All levels, prices, spreads and exchange 101 rates are historical and do not represent current market levels, prices, spreads or exchange rates, some or all of which may have changed since the date of this document. Any data on past 193 performance, modeling or back-testing contained herein is not an indication as to future performance. Panavision, Sim and SCAC assume no obligation to update the information in this Investor Presentation. None of Panavision, Sim or SCAC accepts any liability whatsoever for any losses arising from the use of this Investor Presentation or reliance on the information contained herein. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. This Investor Presentation is being provided for use only by the intended recipient. The information contained herein may not be reproduced or distributed in any format, in whole or in part, without the prior written consent of Panavision, Sim and SCAC. 0 Use of Projections 166 This Investor Presentation contains financial forecasts with respect to Panavision’s and Sim’s estimated net revenues, gross profit, Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow and 172 Free Cash Flow Conversion for Panavision’s and Sim’s fiscal years 2018, 2019, and 2020. Neither SCAC’s independent auditors, nor the independent registered public accounting firm of SCAC, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Investor Presentation. These projections should not be relied upon as being necessarily indicative of actual or future results. 127 In this Investor Presentation, certain of the above-mentioned estimated information has been repeated (in each case, such information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide 127 variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. 127 Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Panavision, Sim, SCAC or the combined company or that actual results will not differ materially from those presented in the prospective financial information. Additionally, because the financial statements for Panavision and Sim for their year ended December 31, 2018 have not yet been finalized, information regarding these periods are also projections and are subject to change and actual results may differ materially from these expected results. Inclusion of the prospective financial information in this Investor Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. 167 167 Forward-Looking Statements This Investor Presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward- 167 looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “will,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include statements about our beliefs and expectations and the estimated financial information and other projections contained herein. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Panavision, Sim, SCAC or the combined company after completion of the Business Combination are based on current expectations that are subject to risks and uncertainties. A 188 number of factors could cause actual results or outcomes to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to: (1) the 128 occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement and the Business Combination; (2) the inability to complete the transactions contemplated by the Business Combination due to the failure to obtain approval of the shareholders or other conditions to closing in the Business Combination Agreement; (3) the 39 ability of SCAC to continue to meet applicable Nasdaq listing standards; (4) changes in the business environment in which SCAC, Panavision and Sim operate, including a decline in production rates, changes in technology, industry standards, customer requirements and product offerings, and general financial, economic, regulatory and political conditions affecting the industry in which Panavision and Sim operate; (5) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, a delay or difficulty in integrating the businesses of SCAC, Panavision and Sim, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers, obtain adequate supply of 63 products and retain its management and key employees; (6) uncertainty as to the long-term value of SCAC’s common stock; (7) costs related to the Business Combination; (8) changes in taxes or 63 applicable laws or regulations; (9) Panavision’s and/or Sim’s estimates of expenses and profitability; (10) the impact of foreign currency exchange rates and interest rate fluctuations on the results of Panavision, Sim or the combined company; (11) the possibility that SCAC, Panavision or Sim may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks 63 and uncertainties discussed in SCAC’s Annual Report on Form 10-K most recently filed with the Securities and Exchange Commission (the “SEC”) (“SCAC’s Annual Report”) under the heading “Risk Factors,” as updated from time to time by SCAC’s Quarterly Reports on Form 10-Q, or in the registration statement of SCAC on Form S-4 that has been filed with the SEC in connection with the Business Combination (the “Registration Statement”) and the preliminary proxy statement/prospectus contained therein, including those under “Risk Factors”, and other documents filed or to be filed with the SEC by SCAC. Investors are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. SCAC, Panavision and Sim undertake no 216 commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 216 216 2 0 0 0 Disclaimer 29 79 This investor presentation (“Investor Presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any 134 equity, debt or other financial instruments of Panavision Inc. (“Panavision”), SIM Video International Inc. (“Sim”) or Saban Capital Acquisition Corp. (“SCAC”) or any of Panavision’s, Sim’s or SCAC’s affiliates’ securities (as such term is defined under the U.S. Federal Securities Laws). This Investor Presentation has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination of Panavision, Sim and SCAC (the “Business Combination”), as contemplated in the Business Combination Agreement, dated as of September 13, 2018, by and among SCAC, Panavision, Sim and the other parties thereto, as amended on December 11, 2018 (as amended, the “Business Combination Agreement”), and for no other purpose. The 0 information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modeling or back-testing or any other information contained herein. All levels, prices, spreads and exchange 101 rates are historical and do not represent current market levels, prices, spreads or exchange rates, some or all of which may have changed since the date of this document. Any data on past 193 performance, modeling or back-testing contained herein is not an indication as to future performance. Panavision, Sim and SCAC assume no obligation to update the information in this Investor Presentation. None of Panavision, Sim or SCAC accepts any liability whatsoever for any losses arising from the use of this Investor Presentation or reliance on the information contained herein. Nothing herein shall be deemed to constitute investment, legal, tax, financial, accounting or other advice. This Investor Presentation is being provided for use only by the intended recipient. The information contained herein may not be reproduced or distributed in any format, in whole or in part, without the prior written consent of Panavision, Sim and SCAC. 0 Use of Projections 166 This Investor Presentation contains financial forecasts with respect to Panavision’s and Sim’s estimated net revenues, gross profit, Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow and 172 Free Cash Flow Conversion for Panavision’s and Sim’s fiscal years 2018, 2019, and 2020. Neither SCAC’s independent auditors, nor the independent registered public accounting firm of SCAC, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this Investor Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Investor Presentation. These projections should not be relied upon as being necessarily indicative of actual or future results. 127 In this Investor Presentation, certain of the above-mentioned estimated information has been repeated (in each case, such information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide 127 variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. 127 Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Panavision, Sim, SCAC or the combined company or that actual results will not differ materially from those presented in the prospective financial information. Additionally, because the financial statements for Panavision and Sim for their year ended December 31, 2018 have not yet been finalized, information regarding these periods are also projections and are subject to change and actual results may differ materially from these expected results. Inclusion of the prospective financial information in this Investor Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. 167 167 Forward-Looking Statements This Investor Presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward- 167 looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “will,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include statements about our beliefs and expectations and the estimated financial information and other projections contained herein. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Panavision, Sim, SCAC or the combined company after completion of the Business Combination are based on current expectations that are subject to risks and uncertainties. A 188 number of factors could cause actual results or outcomes to differ materially from those expressed or implied by such forward-looking statements. These factors include, but are not limited to: (1) the 128 occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement and the Business Combination; (2) the inability to complete the transactions contemplated by the Business Combination due to the failure to obtain approval of the shareholders or other conditions to closing in the Business Combination Agreement; (3) the 39 ability of SCAC to continue to meet applicable Nasdaq listing standards; (4) changes in the business environment in which SCAC, Panavision and Sim operate, including a decline in production rates, changes in technology, industry standards, customer requirements and product offerings, and general financial, economic, regulatory and political conditions affecting the industry in which Panavision and Sim operate; (5) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, a delay or difficulty in integrating the businesses of SCAC, Panavision and Sim, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers, obtain adequate supply of 63 products and retain its management and key employees; (6) uncertainty as to the long-term value of SCAC’s common stock; (7) costs related to the Business Combination; (8) changes in taxes or 63 applicable laws or regulations; (9) Panavision’s and/or Sim’s estimates of expenses and profitability; (10) the impact of foreign currency exchange rates and interest rate fluctuations on the results of Panavision, Sim or the combined company; (11) the possibility that SCAC, Panavision or Sim may be adversely affected by other economic, business, and/or competitive factors; and (12) other risks 63 and uncertainties discussed in SCAC’s Annual Report on Form 10-K most recently filed with the Securities and Exchange Commission (the “SEC”) (“SCAC’s Annual Report”) under the heading “Risk Factors,” as updated from time to time by SCAC’s Quarterly Reports on Form 10-Q, or in the registration statement of SCAC on Form S-4 that has been filed with the SEC in connection with the Business Combination (the “Registration Statement”) and the preliminary proxy statement/prospectus contained therein, including those under “Risk Factors”, and other documents filed or to be filed with the SEC by SCAC. Investors are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. SCAC, Panavision and Sim undertake no 216 commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 216 216 2

0 0 0 Disclaimer 29 79 Industry and Market Data 134 In this Investor Presentation, Panavision and Sim each relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Panavision and Sim obtained this information and statistics from third-party sources believed to be reliable, including reports by market research firms, such as Nielsen. Each of Panavision and Sim has supplemented this information where necessary with information from discussions with its customers and its own internal estimates, taking into account publicly available information about other industry participants and its management’s best view as to information that is not publicly available. None of Panavision, Sim or SCAC has independently verified the accuracy or completeness of 0 any such third-party information. 101 Use of Non-GAAP Financial Measures 193 This Investor Presentation includes non-GAAP financial measures for Panavision and Sim which does not conform to SEC Regulation S-X in that it includes financial information (EBITDA, Adjusted EBITDA, FCF Conversion and margin) not derived in accordance with US GAAP. Accordingly such information and data may be presented differently in the Registration Statement and the preliminary proxy statement/prospectus. Panavision and Sim use non-GAAP financial measures to help management understand and evaluate Panavision’s and Sim’s core operating performance and trends, to prepare and approve annual budgets, and to develop short-term and long-term operational plans. Panavision and Sim believe that the presentation of non-GAAP measures provides 0 useful information to investors and others in understanding and evaluating Panavision’s and Sim’s operating results in the same manner as their management and board of directors. You should 166 review Panavision’s and Sim’s respective audited financial statements, which are presented in the Registration Statement and the preliminary proxy statement/prospectus contained therein, and not rely on any single financial measure to evaluate their respective businesses. Other companies may calculate EBITDA, Adjusted EBITDA, FCF Conversion and margin and other non-GAAP measures 172 differently, and therefore Panavision’s and Sim’s respective EBITDA, Adjusted EBITDA, FCF Conversion and margin and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Copyrights and Trademarks 127 All materials contained in this presentation are protected by copyright laws and may not be reproduced, republished, distributed, transmitted, displayed, broadcast or otherwise exploited in any 127 manner. This presentation contains trademarks, service marks, and trade names belonging to Panavision, Sim, SCAC and other entities and cannot be used without express written consent. Trademarks, service marks, copyrights and trade names referred to in this presentation, including logos, artwork and other visual displays, may appear without the ®, © or TM symbols, but the lack of 127 such symbols is not intended to indicate, in any way, that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. We do not intend the use or display of other entities’ trademarks, service marks, copyrighted material or trade names or any artists’ or other individuals’ images or names to imply a relationship or affiliation with, or endorsement or sponsorship of, Panavision, Sim or SCAC, by any other entities or persons. 167 No Offer or Solicitation 167 This communication is not intended to, and does not, constitute an offer to sell, or the solicitation of an offer to buy or an invitation to purchase any securities or the solicitation of any vote or approval in any jurisdiction in connection with the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. 167 Important Information For Investors And Shareholders In connection with the Business Combination, on December 12, 2018, SCAC filed its Registration Statement with the SEC, which includes a preliminary proxy statement/prospectus. After the 188 Registration Statement becomes effective, SCAC will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. This communication is not a substitute for the preliminary proxy statement/prospectus included in the Registration Statement and any amendments thereto, or, when available the definitive proxy 128 statement/prospectus or for any other document that SCAC may file with the SEC and send to SCAC’s shareholders in connection with the Business Combination. INVESTORS AND SECURITY 39 HOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS INCLUDED IN THE REGISTRATION STATEMENT AND ANY AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the preliminary proxy statement/prospectus and other documents filed with the SEC by SCAC through the website maintained by the SEC at http://sec.gov. Investors and security holders may also obtain these documents by requesting them in writing 63 from us by addressing such request to Saban Capital Acquisition Corp., 10100 Santa Monica Boulevard, 26th Floor, Los Angeles, CA 90067, attention: Niveen Tadros (ntadros@sabanac.com). The definitive proxy statement/prospectus will be mailed to SCAC shareholders as of a record date to be established for voting on the Business Combination 63 when it becomes available. 63 Participants in the Solicitation SCAC, Panavision and Sim and their respective directors and certain of their respective officers may be considered participants in the solicitation of proxies in connection with the Business Combination under the rules of the SEC. Information about the directors and officers of SCAC is set forth in SCAC’s Annual Report and in the Registration Statement. 216 Additional information regarding the persons who may, under SEC rules, be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are included in the preliminary proxy statement/prospectus for the Business Combination contained in the Registration Statement and, when they 216 become available, any other relevant materials to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above. 216 3 0 0 0 Disclaimer 29 79 Industry and Market Data 134 In this Investor Presentation, Panavision and Sim each relies on and refers to information and statistics regarding market shares in the sectors in which it competes and other industry data. Panavision and Sim obtained this information and statistics from third-party sources believed to be reliable, including reports by market research firms, such as Nielsen. Each of Panavision and Sim has supplemented this information where necessary with information from discussions with its customers and its own internal estimates, taking into account publicly available information about other industry participants and its management’s best view as to information that is not publicly available. None of Panavision, Sim or SCAC has independently verified the accuracy or completeness of 0 any such third-party information. 101 Use of Non-GAAP Financial Measures 193 This Investor Presentation includes non-GAAP financial measures for Panavision and Sim which does not conform to SEC Regulation S-X in that it includes financial information (EBITDA, Adjusted EBITDA, FCF Conversion and margin) not derived in accordance with US GAAP. Accordingly such information and data may be presented differently in the Registration Statement and the preliminary proxy statement/prospectus. Panavision and Sim use non-GAAP financial measures to help management understand and evaluate Panavision’s and Sim’s core operating performance and trends, to prepare and approve annual budgets, and to develop short-term and long-term operational plans. Panavision and Sim believe that the presentation of non-GAAP measures provides 0 useful information to investors and others in understanding and evaluating Panavision’s and Sim’s operating results in the same manner as their management and board of directors. You should 166 review Panavision’s and Sim’s respective audited financial statements, which are presented in the Registration Statement and the preliminary proxy statement/prospectus contained therein, and not rely on any single financial measure to evaluate their respective businesses. Other companies may calculate EBITDA, Adjusted EBITDA, FCF Conversion and margin and other non-GAAP measures 172 differently, and therefore Panavision’s and Sim’s respective EBITDA, Adjusted EBITDA, FCF Conversion and margin and other non-GAAP measures may not be directly comparable to similarly titled measures of other companies. Copyrights and Trademarks 127 All materials contained in this presentation are protected by copyright laws and may not be reproduced, republished, distributed, transmitted, displayed, broadcast or otherwise exploited in any 127 manner. This presentation contains trademarks, service marks, and trade names belonging to Panavision, Sim, SCAC and other entities and cannot be used without express written consent. Trademarks, service marks, copyrights and trade names referred to in this presentation, including logos, artwork and other visual displays, may appear without the ®, © or TM symbols, but the lack of 127 such symbols is not intended to indicate, in any way, that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto. We do not intend the use or display of other entities’ trademarks, service marks, copyrighted material or trade names or any artists’ or other individuals’ images or names to imply a relationship or affiliation with, or endorsement or sponsorship of, Panavision, Sim or SCAC, by any other entities or persons. 167 No Offer or Solicitation 167 This communication is not intended to, and does not, constitute an offer to sell, or the solicitation of an offer to buy or an invitation to purchase any securities or the solicitation of any vote or approval in any jurisdiction in connection with the Business Combination or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. 167 Important Information For Investors And Shareholders In connection with the Business Combination, on December 12, 2018, SCAC filed its Registration Statement with the SEC, which includes a preliminary proxy statement/prospectus. After the 188 Registration Statement becomes effective, SCAC will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. This communication is not a substitute for the preliminary proxy statement/prospectus included in the Registration Statement and any amendments thereto, or, when available the definitive proxy 128 statement/prospectus or for any other document that SCAC may file with the SEC and send to SCAC’s shareholders in connection with the Business Combination. INVESTORS AND SECURITY 39 HOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT/PROSPECTUS INCLUDED IN THE REGISTRATION STATEMENT AND ANY AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the preliminary proxy statement/prospectus and other documents filed with the SEC by SCAC through the website maintained by the SEC at http://sec.gov. Investors and security holders may also obtain these documents by requesting them in writing 63 from us by addressing such request to Saban Capital Acquisition Corp., 10100 Santa Monica Boulevard, 26th Floor, Los Angeles, CA 90067, attention: Niveen Tadros (ntadros@sabanac.com). The definitive proxy statement/prospectus will be mailed to SCAC shareholders as of a record date to be established for voting on the Business Combination 63 when it becomes available. 63 Participants in the Solicitation SCAC, Panavision and Sim and their respective directors and certain of their respective officers may be considered participants in the solicitation of proxies in connection with the Business Combination under the rules of the SEC. Information about the directors and officers of SCAC is set forth in SCAC’s Annual Report and in the Registration Statement. 216 Additional information regarding the persons who may, under SEC rules, be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are included in the preliminary proxy statement/prospectus for the Business Combination contained in the Registration Statement and, when they 216 become available, any other relevant materials to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above. 216 3

0 0 0 Today’s Presenters 29 79 134 0 101 193 Kim Snyder, President & CEO, Panavision Haim Saban, Chairman, Saban Capital Acquisition Corp. – Joined Panavision and has served in current role since late 2012 – Founder, Chairman and CEO of Saban Capital Group (“Saban”) – Former President and General Manager of Kodak’s Entertainment – Chairman of the Board of Directors of Univision 0 Imaging Division – Previously served as Chairman of the Supervisory Board of 166 – Associate member of the American Society of Cinematographers ProSiebenSat.1 and on the Boards of DIRECTV and TF1 172 and a member of the Academy of Motion Picture Arts and Sciences – Co-founder, Chairman and CEO of Fox Family Worldwide – Over 20 years of industry experience – Created Saban Entertainment in 1988 – Over 50 years of media and investment experience 127 127 127 Bill Roberts, CFO, Panavision Adam Chesnoff, President & CEO, Saban Capital Acquisition Corp. – Joined Panavision and has served in current role since 2013 – President and COO of Saban Capital Group 167 – Served as Vice President of Technicolor – Serves as Chairman of the Board of Directors of Partner 167 Communications and Celestial Tiger Entertainment – Previously held COO and CFO positions at LaserPacific Media Corporation (Kodak) – Former Vice Chairman of the Supervisory Board of ProSiebenSat.1 167 – Elected as Treasurer of the Hollywood Professional – Board member of MNC and Univision and former board member of Association in 2016 Bezeq – Over 15 years of industry experience – Over 20 years of media and investment experience 188 128 39 Adam Weene, Managing Director, Saban Capital Group – Oversees Saban’s Private Equity Practice 63 – Played a key role in the acquisitions of The Power Rangers and Paul 63 Frank as well as the sale of a controlling stake in ProSiebenSat.1 to KKR and Permira 63 – Previously worked at The Walt Disney Company’s Corporate Strategic Planning Department – Over 20 years of media and investment experience 216 216 216 4 0 0 0 Today’s Presenters 29 79 134 0 101 193 Kim Snyder, President & CEO, Panavision Haim Saban, Chairman, Saban Capital Acquisition Corp. – Joined Panavision and has served in current role since late 2012 – Founder, Chairman and CEO of Saban Capital Group (“Saban”) – Former President and General Manager of Kodak’s Entertainment – Chairman of the Board of Directors of Univision 0 Imaging Division – Previously served as Chairman of the Supervisory Board of 166 – Associate member of the American Society of Cinematographers ProSiebenSat.1 and on the Boards of DIRECTV and TF1 172 and a member of the Academy of Motion Picture Arts and Sciences – Co-founder, Chairman and CEO of Fox Family Worldwide – Over 20 years of industry experience – Created Saban Entertainment in 1988 – Over 50 years of media and investment experience 127 127 127 Bill Roberts, CFO, Panavision Adam Chesnoff, President & CEO, Saban Capital Acquisition Corp. – Joined Panavision and has served in current role since 2013 – President and COO of Saban Capital Group 167 – Served as Vice President of Technicolor – Serves as Chairman of the Board of Directors of Partner 167 Communications and Celestial Tiger Entertainment – Previously held COO and CFO positions at LaserPacific Media Corporation (Kodak) – Former Vice Chairman of the Supervisory Board of ProSiebenSat.1 167 – Elected as Treasurer of the Hollywood Professional – Board member of MNC and Univision and former board member of Association in 2016 Bezeq – Over 15 years of industry experience – Over 20 years of media and investment experience 188 128 39 Adam Weene, Managing Director, Saban Capital Group – Oversees Saban’s Private Equity Practice 63 – Played a key role in the acquisitions of The Power Rangers and Paul 63 Frank as well as the sale of a controlling stake in ProSiebenSat.1 to KKR and Permira 63 – Previously worked at The Walt Disney Company’s Corporate Strategic Planning Department – Over 20 years of media and investment experience 216 216 216 4

0 0 Saban Capital Acquisition Corp. at a 0 Glance 29 79 134 Extensive network of global relationships with studios, 0 content creators, and 101 international media companies 193 0 166 Deep knowledge of, and success 172 with, content creation and production 127 127 127 1 Prolific history of building and 167 enhancing strong brands 167 167 188 Track record of partnering with 128 management to drive operational 39 improvements 63 63 63 Created billions of dollars of value for its investment partners 216 216 216 1 An affiliate of SCAC’s sponsor. 5 0 0 Saban Capital Acquisition Corp. at a 0 Glance 29 79 134 Extensive network of global relationships with studios, 0 content creators, and 101 international media companies 193 0 166 Deep knowledge of, and success 172 with, content creation and production 127 127 127 1 Prolific history of building and 167 enhancing strong brands 167 167 188 Track record of partnering with 128 management to drive operational 39 improvements 63 63 63 Created billions of dollars of value for its investment partners 216 216 216 1 An affiliate of SCAC’s sponsor. 5

0 0 Saban Capital Acquisition Corp. 0 Investment Themes 29 79 134 Saban Capital Acquisition Corp. has found an opportunity that… Status 0 101 193 Capitalizes on the rapid growth of content spending driven by competition from the major digital 1 players (Netflix, Amazon, Apple, Hulu) 0 166 172 2 Avoids hit-driven production risk 127 127 3 Remains agnostic to distribution outlet 127 167 167 4 Enjoys a strong brand that Saban Sponsor LLC can enhance 167 188 128 Will benefit from Saban relationships to drive growth 5 39 63 6 Saban Sponsor LLC can take from “very good” to “great” in the public market 63 63 216 Saban Capital Acquisition Corp. has found an ideal opportunity 216 216 6 0 0 Saban Capital Acquisition Corp. 0 Investment Themes 29 79 134 Saban Capital Acquisition Corp. has found an opportunity that… Status 0 101 193 Capitalizes on the rapid growth of content spending driven by competition from the major digital 1 players (Netflix, Amazon, Apple, Hulu) 0 166 172 2 Avoids hit-driven production risk 127 127 3 Remains agnostic to distribution outlet 127 167 167 4 Enjoys a strong brand that Saban Sponsor LLC can enhance 167 188 128 Will benefit from Saban relationships to drive growth 5 39 63 6 Saban Sponsor LLC can take from “very good” to “great” in the public market 63 63 216 Saban Capital Acquisition Corp. has found an ideal opportunity 216 216 6

0 0 0 Today’s Agenda 29 79 134 0 1 101 Investment Thesis 193 0 166 172 2 Company Overview 127 127 127 3 Growth Strategy 167 167 167 188 128 4 Financial and Transaction Overview 39 63 63 63 216 216 216 7 0 0 0 Today’s Agenda 29 79 134 0 1 101 Investment Thesis 193 0 166 172 2 Company Overview 127 127 127 3 Growth Strategy 167 167 167 188 128 4 Financial and Transaction Overview 39 63 63 63 216 216 216 7

0 0 0 29 79 134 0 101 193 0 166 172 127 127 127 167 167 167 188 128 39 63 63 63 216 INVESTMENT THESIS 216 216 0 0 0 29 79 134 0 101 193 0 166 172 127 127 127 167 167 167 188 128 39 63 63 63 216 INVESTMENT THESIS 216 216

0 0 Industry Perspectives on Explosion in 0 Content Spend 29 79 Competition for viewership has continued to increase content spend as new entrants (e.g., Netflix, Amazon, Apple) and new offerings 134 (e.g., Disney+, WarnerMedia) drive growth in content investment and increase the need for production and post-production services 0 “There’s never been so much TV and movies being created around “Many of the most-watched shows on today’s popular streaming platforms come 101 the world. So the game is on.” from NBCUniversal. Our new service will be different than those presently in the market and it will be built on the company’s strengths, with NBCUniversal’s great 193 — Reed Hastings (CEO, Netflix) content and the technology expertise, broad scale and the wide distribution of New York Times (January 15, 2019) Comcast Cable and Sky.” —Steve Burke (CEO, NBCUniversal) 0 “In 2019, Disney will launch a streaming service of its own called NBCU Press Release (January 14, 2019) 166 Disney+, following the integration of film and television assets picked up in st a $71 billion deal with 21 Century Fox.” 172 — Barron’s (January 8, 2019) “Facebook keeps throwing more money at original entertainment, news and sports video content… …Analysts expect Facebook to plunk down at least $1 billion – 127 and as much as twice that – over the next 12 months. The company’s goal is to “There’s a lot of people paying top dollar and it’s definitely gotten more 127 turn Facebook Watch, its interactive video destination, already launched in the US, expensive, no question about that…there’s about $84-$85 billion being into a TV-like habit for its massive user base and their friends.” spent on content, with $19 billion of that coming from giant tech 127 companies like Netflix, Amazon, Hulu, and Apple…in two years, the total number will grow to $100 billion, with a 70-30 split between traditional TV and tech companies.” — Variety (June 14, 2018) 167 167 — David Nevins (CEO & President, Showtime) The Wrap (October 2, 2018) 167 “Apple Inc. will begin making independent, feature-length films through a multiyear partnership with the Oscar-winning studio A24, broadening the iPhone maker’s push into original content beyond TV programming and into movies.” “AT&T’s WarnerMedia is joining Disney in the race to launch a global 188 direct-to-consumer streaming platform next year…[Stankey] also said 128 the content spend at WarnerMedia would be “competitive” to that of — Wall Street Journal (November 15, 2018) 39 Netflix, which stands at about $8 billion, respectively, according to wide reports. Many traditional media brands being transformed by consolidation are arming up to battle Netflix.” “…Walmart to scope out a potential subscription VOD service, with a lineup of 63 —Variety (October 10, 2018) content and a price point designed to appeal to Walmart’s core base of consumers in 63 “Middle America.” The retailing giant is planning to jump into the subscription- video space, angling to compete with Netflix and Amazon Prime Video.” 63 “[Netflix] currently has more than 250 TV shows in its Netflix Originals pipeline for the coming years – more than all of its existing originals combined.” — Variety Magazine (July 28, 2018) 216 — Recode (September 28, 2018) 216 216 Source: Company earnings transcripts, and other publically available sources, emphases added 9 0 0 Industry Perspectives on Explosion in 0 Content Spend 29 79 Competition for viewership has continued to increase content spend as new entrants (e.g., Netflix, Amazon, Apple) and new offerings 134 (e.g., Disney+, WarnerMedia) drive growth in content investment and increase the need for production and post-production services 0 “There’s never been so much TV and movies being created around “Many of the most-watched shows on today’s popular streaming platforms come 101 the world. So the game is on.” from NBCUniversal. Our new service will be different than those presently in the market and it will be built on the company’s strengths, with NBCUniversal’s great 193 — Reed Hastings (CEO, Netflix) content and the technology expertise, broad scale and the wide distribution of New York Times (January 15, 2019) Comcast Cable and Sky.” —Steve Burke (CEO, NBCUniversal) 0 “In 2019, Disney will launch a streaming service of its own called NBCU Press Release (January 14, 2019) 166 Disney+, following the integration of film and television assets picked up in st a $71 billion deal with 21 Century Fox.” 172 — Barron’s (January 8, 2019) “Facebook keeps throwing more money at original entertainment, news and sports video content… …Analysts expect Facebook to plunk down at least $1 billion – 127 and as much as twice that – over the next 12 months. The company’s goal is to “There’s a lot of people paying top dollar and it’s definitely gotten more 127 turn Facebook Watch, its interactive video destination, already launched in the US, expensive, no question about that…there’s about $84-$85 billion being into a TV-like habit for its massive user base and their friends.” spent on content, with $19 billion of that coming from giant tech 127 companies like Netflix, Amazon, Hulu, and Apple…in two years, the total number will grow to $100 billion, with a 70-30 split between traditional TV and tech companies.” — Variety (June 14, 2018) 167 167 — David Nevins (CEO & President, Showtime) The Wrap (October 2, 2018) 167 “Apple Inc. will begin making independent, feature-length films through a multiyear partnership with the Oscar-winning studio A24, broadening the iPhone maker’s push into original content beyond TV programming and into movies.” “AT&T’s WarnerMedia is joining Disney in the race to launch a global 188 direct-to-consumer streaming platform next year…[Stankey] also said 128 the content spend at WarnerMedia would be “competitive” to that of — Wall Street Journal (November 15, 2018) 39 Netflix, which stands at about $8 billion, respectively, according to wide reports. Many traditional media brands being transformed by consolidation are arming up to battle Netflix.” “…Walmart to scope out a potential subscription VOD service, with a lineup of 63 —Variety (October 10, 2018) content and a price point designed to appeal to Walmart’s core base of consumers in 63 “Middle America.” The retailing giant is planning to jump into the subscription- video space, angling to compete with Netflix and Amazon Prime Video.” 63 “[Netflix] currently has more than 250 TV shows in its Netflix Originals pipeline for the coming years – more than all of its existing originals combined.” — Variety Magazine (July 28, 2018) 216 — Recode (September 28, 2018) 216 216 Source: Company earnings transcripts, and other publically available sources, emphases added 9

0 0 0 Strong Industry Tailwinds 29 79 134 Growth in Number of Scripted 1 Original Series 0 101 193 495 487 455 422 389 349 0 288 166 266 172 216 182 127 127 '02A '10A '11A '12A '13A '14A '15A '16A '17A '18A 127 167 167 167 Advancements in technology and the …giving rise to significant 188 …resulting in traditional studios …all of which fuels major emergence of streaming content investment by 128 and cable networks investing in growth in spending on have fundamentally changed SVOD and large cap 39 content in order to compete… content production how consumers watch and technology companies… discover content… 63 63 63 A combination of Panavision and Sim is uniquely positioned to capture the benefits of increased content production 216 216 Source: Selected Wall Street Research, FX Networks 216 1 Excludes library, daytime dramas, one-episode specials, non-English language / English-dubbed, children’s programs, and short-term content (< 15 mins). 10 0 0 0 Strong Industry Tailwinds 29 79 134 Growth in Number of Scripted 1 Original Series 0 101 193 495 487 455 422 389 349 0 288 166 266 172 216 182 127 127 '02A '10A '11A '12A '13A '14A '15A '16A '17A '18A 127 167 167 167 Advancements in technology and the …giving rise to significant 188 …resulting in traditional studios …all of which fuels major emergence of streaming content investment by 128 and cable networks investing in growth in spending on have fundamentally changed SVOD and large cap 39 content in order to compete… content production how consumers watch and technology companies… discover content… 63 63 63 A combination of Panavision and Sim is uniquely positioned to capture the benefits of increased content production 216 216 Source: Selected Wall Street Research, FX Networks 216 1 Excludes library, daytime dramas, one-episode specials, non-English language / English-dubbed, children’s programs, and short-term content (< 15 mins). 10

0 0 0 Investment Thesis 29 79 134 Panavision is a leading global brand providing production and post-production services to the 1 Episodic, Feature Film, and Commercial segments 0 101 Platform ideally positioned to capitalize on rapid growth in content production tailwinds while 193 2 remaining agnostic to content creator and distribution channel 0 Proprietary technology and IP developed over decades 3 166 172 Impressive leadership with decades of industry experience 4 127 127 127 Strategic growth initiatives significantly advanced by Panavision’s combination with Sim 5 167 Creates a leading incumbent end-to-end production and post-production services provider 167 ■ and enhances cross-selling opportunities across both companies’ extensive customer base 167 Leverages Panavision management’s analytical rigor, aggressive cost-control, and track 188 ■ record of significant EBITDA margin improvement 128 39 Provides complementary service offering with numerous margin-enhancing initiatives and ■ synergies 63 63 Significant market opportunity for additional M&A in fragmented market as demonstrated through 63 6 combination with Sim 216 Steady revenue, EBITDA, and cash flow growth under Panavision management and well- 7 216 positioned for long-term growth 216 11 0 0 0 Investment Thesis 29 79 134 Panavision is a leading global brand providing production and post-production services to the 1 Episodic, Feature Film, and Commercial segments 0 101 Platform ideally positioned to capitalize on rapid growth in content production tailwinds while 193 2 remaining agnostic to content creator and distribution channel 0 Proprietary technology and IP developed over decades 3 166 172 Impressive leadership with decades of industry experience 4 127 127 127 Strategic growth initiatives significantly advanced by Panavision’s combination with Sim 5 167 Creates a leading incumbent end-to-end production and post-production services provider 167 ■ and enhances cross-selling opportunities across both companies’ extensive customer base 167 Leverages Panavision management’s analytical rigor, aggressive cost-control, and track 188 ■ record of significant EBITDA margin improvement 128 39 Provides complementary service offering with numerous margin-enhancing initiatives and ■ synergies 63 63 Significant market opportunity for additional M&A in fragmented market as demonstrated through 63 6 combination with Sim 216 Steady revenue, EBITDA, and cash flow growth under Panavision management and well- 7 216 positioned for long-term growth 216 11

0 0 0 29 79 134 0 101 193 0 166 172 127 127 127 167 167 167 188 128 39 63 63 63 216 COMPANY OVERVIEW 216 216 0 0 0 29 79 134 0 101 193 0 166 172 127 127 127 167 167 167 188 128 39 63 63 63 216 COMPANY OVERVIEW 216 216

0 0 Panavision Is a Global Leader in Content 0 Production Services 29 79 134 Through its combination with Sim, Panavision will enhance its offering of mission critical end-to-end services and equipment to the episodic (TV, Cable, OTT), feature film, and commercial production industries worldwide 0 101 193 0 166 172 127 Production 127 Project Post-Production Post-Production Finished Equipment & 127 Greenlight On/Near-Set Finishing Product Services 167 167 167 188 128 39 Production-critical In-facility post-production Dailies and on-set workflow 63 equipment and services, workflows, including editing solutions as well as mobile 63 including studios, cameras, & finishing, visual & sound production, transportation, 63 lenses, lighting, and related effects, and color grading & and distribution equipment equipment finishing 216 216 216 13 0 0 Panavision Is a Global Leader in Content 0 Production Services 29 79 134 Through its combination with Sim, Panavision will enhance its offering of mission critical end-to-end services and equipment to the episodic (TV, Cable, OTT), feature film, and commercial production industries worldwide 0 101 193 0 166 172 127 Production 127 Project Post-Production Post-Production Finished Equipment & 127 Greenlight On/Near-Set Finishing Product Services 167 167 167 188 128 39 Production-critical In-facility post-production Dailies and on-set workflow 63 equipment and services, workflows, including editing solutions as well as mobile 63 including studios, cameras, & finishing, visual & sound production, transportation, 63 lenses, lighting, and related effects, and color grading & and distribution equipment equipment finishing 216 216 216 13

0 0 Panavision Is a Leading Brand Behind Some 0 of the Industry’s Biggest Productions 29 79 Episodic Feature Film 134 0 101 193 0 166 172 127 127 127 167 167 167 188 128 39 63 63 63 216 216 216 14 14 0 0 Panavision Is a Leading Brand Behind Some 0 of the Industry’s Biggest Productions 29 79 Episodic Feature Film 134 0 101 193 0 166 172 127 127 127 167 167 167 188 128 39 63 63 63 216 216 216 14 14

0 0 Panavision Is a Beloved Brand Amongst 0 TV and Film Directors 29 79 134 0 101 193 0 166 172 127 127 127 167 167 167 188 128 39 63 63 63 216 216 216 15 0 0 Panavision Is a Beloved Brand Amongst 0 TV and Film Directors 29 79 134 0 101 193 0 166 172 127 127 127 167 167 167 188 128 39 63 63 63 216 216 216 15

0 0 Panavision & Sim Combine to Create a 0 Category-Defining Media Company 29 79 Leading provider of production and post-production services to episodic, feature film, 134 and commercial content creators on a worldwide basis 0 Production Post-Production 101 193 Camera & Lens Lighting & Grip Editing, Coloring & Rental Rental Studio Services Dailies Finishing Sound Other Operations Production Lighting and grip Studio space for rent Creation of a day’s Editorial system High quality sound Includes sale of 10% 7% 0 equipment rental equipment rental as to production film session and on- rentals, editing mixing and editing ancillary products 17% 13% (proprietary and well as generators, companies set data management services, final color services such a lighting & 166 Description third party) package trucks, and data archiving correction, and camera filters, Management to update 172 including cameras, dollies, and other mastering accessories and for 2018E lenses, tripods, and accessories branded merchandise 77% 76 % other accessories 127 Revenue By Segment Revenue By End Segment 127 10% 11% 2015A 2018E 127 22% 2% The combination 7% 40% with Sim 9% 16% Management to update enhances the post-production 24% for 2018E 167 83% service offering 78% 60% 167 and creates 38% further cross- 167 selling opportunities 2015A 2017A Panavision Sim 188 Pro Forma Panavision 7% 10% 128 17% 19% 13% 23% 39 12 % Fueled by 11 % industry growth, 20 % the episodic end 27% 77% 77 % segment has 63 grown to half 50% 63 39 % Pro Forma Panavision’s 63 revenue in 2018 2015A 2018E 2015A 2018E 1 2 3 Production Post-Production Other Episodic Feature Commercials Other 216 Note: Panavision and Sim figures all converted to USD at historical rates. 216 1 Includes filters, Panavision retail sales business in Australia, and Panavision Federal Systems division discontinued in June 2017. 2 216 Includes scripted and unscripted. 3 Includes live events, award shows, pilots, and music video productions, as well as camera and lighting consumables, filters, Panavision retail business in Australia, and Panavision Federal Systems. 16 2018E 2018E 0 0 Panavision & Sim Combine to Create a 0 Category-Defining Media Company 29 79 Leading provider of production and post-production services to episodic, feature film, 134 and commercial content creators on a worldwide basis 0 Production Post-Production 101 193 Camera & Lens Lighting & Grip Editing, Coloring & Rental Rental Studio Services Dailies Finishing Sound Other Operations Production Lighting and grip Studio space for rent Creation of a day’s Editorial system High quality sound Includes sale of 10% 7% 0 equipment rental equipment rental as to production film session and on- rentals, editing mixing and editing ancillary products 17% 13% (proprietary and well as generators, companies set data management services, final color services such a lighting & 166 Description third party) package trucks, and data archiving correction, and camera filters, Management to update 172 including cameras, dollies, and other mastering accessories and for 2018E lenses, tripods, and accessories branded merchandise 77% 76 % other accessories 127 Revenue By Segment Revenue By End Segment 127 10% 11% 2015A 2018E 127 22% 2% The combination 7% 40% with Sim 9% 16% Management to update enhances the post-production 24% for 2018E 167 83% service offering 78% 60% 167 and creates 38% further cross- 167 selling opportunities 2015A 2017A Panavision Sim 188 Pro Forma Panavision 7% 10% 128 17% 19% 13% 23% 39 12 % Fueled by 11 % industry growth, 20 % the episodic end 27% 77% 77 % segment has 63 grown to half 50% 63 39 % Pro Forma Panavision’s 63 revenue in 2018 2015A 2018E 2015A 2018E 1 2 3 Production Post-Production Other Episodic Feature Commercials Other 216 Note: Panavision and Sim figures all converted to USD at historical rates. 216 1 Includes filters, Panavision retail sales business in Australia, and Panavision Federal Systems division discontinued in June 2017. 2 216 Includes scripted and unscripted. 3 Includes live events, award shows, pilots, and music video productions, as well as camera and lighting consumables, filters, Panavision retail business in Australia, and Panavision Federal Systems. 16 2018E 2018E

0 0 1 0 Pro Forma Panavision by the Numbers 29 79 Leading Brand Leading Customers Leading Scale 134 Intellectual Property Attractive Customer Base Global Reach 0 101 193 2 Management to Patents Top 5 Studio Clients Represent Trademarks 80 global facilities confirm per S-4 0 >35 <34% of 2017A PF Revenue >80 1,700+ employees 166 172 127 3 Oscar Best Picture Nominations Leading Proprietary Asset Base 127 127 150+ PNV Management to confirm proprietary high-end cameras 167 177 167 serviced since 1954 8,000+ 167 proprietary high-end lenses 188 3,4 128 2017A Combined Project Starts Technical Achievement Awards Financial Scale (PF 2018E) 39 Features Episodic Revenue EBITDA 583 459 63 Commercials 63 $388mm $101mm Scientific and 63 Oscars Technical Awards Emmys 1,000+ 3 25 6 1 216 Panavision and Sim (together, “Pro Forma Panavision”). 2 Based on allocable producing gross revenue of ~$347mm in 2017 (compared to $394mm of Pro Forma Panavision revenue in 2017). On a by-project basis, the top 5 projects in 2017 represented less 216 than 5% of total combined company revenue. 3 216 Represents Panavision only. 4 Represents Scientific & Engineering and Technical Achievement Awards given by the Academy of Motion Picture Arts and Sciences to Panavision. 17 0 0 1 0 Pro Forma Panavision by the Numbers 29 79 Leading Brand Leading Customers Leading Scale 134 Intellectual Property Attractive Customer Base Global Reach 0 101 193 2 Management to Patents Top 5 Studio Clients Represent Trademarks 80 global facilities confirm per S-4 0 >35 <34% of 2017A PF Revenue >80 1,700+ employees 166 172 127 3 Oscar Best Picture Nominations Leading Proprietary Asset Base 127 127 150+ PNV Management to confirm proprietary high-end cameras 167 177 167 serviced since 1954 8,000+ 167 proprietary high-end lenses 188 3,4 128 2017A Combined Project Starts Technical Achievement Awards Financial Scale (PF 2018E) 39 Features Episodic Revenue EBITDA 583 459 63 Commercials 63 $388mm $101mm Scientific and 63 Oscars Technical Awards Emmys 1,000+ 3 25 6 1 216 Panavision and Sim (together, “Pro Forma Panavision”). 2 Based on allocable producing gross revenue of ~$347mm in 2017 (compared to $394mm of Pro Forma Panavision revenue in 2017). On a by-project basis, the top 5 projects in 2017 represented less 216 than 5% of total combined company revenue. 3 216 Represents Panavision only. 4 Represents Scientific & Engineering and Technical Achievement Awards given by the Academy of Motion Picture Arts and Sciences to Panavision. 17

0 0 Combined Business Is Poised to Benefit 0 From Panavision’s 60 Years of Innovations 29 79 134 Key Panavision Innovations Close-Focus Anamorphics Panaflex Platinum, HD Modular Accessory Kit 0 Lightweight Zooms Panastar II and Gll to Panavise digital ® Millennium DXL Primo 3:1 Zoom ® Panascout camera systems Millennium XL 101 Camera cameras iPhone app 193 Silent Reflex (PSR) Primo V Anamorphic ® 35mm camera Primo 11:1 Zoom, Prime Lenses, Anamorphic Lenses Three Perf Imaging Primo Anamorphic Macro Zoom, system Relay Tube System Auto Focus Devices 0 166 172 1954 1972 1986-89 1990-93 1994-97 1998-99 2000-01 2002-05 2006-08 2009-10 2011-12 2013-14 2015-17 2018 127 ® Primo 70 Millennium DXL2 Millennium OLED 24P HD/ Anamorphic & 127 Camera camera system Viewfinder Lenses HD-F900 CinemaScope 127 Projection Lenses T Series G Series PVintage ® Lenses Anamorphic Millennium camera Prime Lenses ® Panaflex system viewfinder prime lenses 300x Compound Camera Zoom Lens 167 Pedestal Camera System, System 65 studio camera 167 and Panaflex Lightweight ® Genesis 167 HD Camera Primo 4:1 Zoom, Primo Spherical Prime Lenses 188 128 39 63 63 63 216 216 216 18 0 0 Combined Business Is Poised to Benefit 0 From Panavision’s 60 Years of Innovations 29 79 134 Key Panavision Innovations Close-Focus Anamorphics Panaflex Platinum, HD Modular Accessory Kit 0 Lightweight Zooms Panastar II and Gll to Panavise digital ® Millennium DXL Primo 3:1 Zoom ® Panascout camera systems Millennium XL 101 Camera cameras iPhone app 193 Silent Reflex (PSR) Primo V Anamorphic ® 35mm camera Primo 11:1 Zoom, Prime Lenses, Anamorphic Lenses Three Perf Imaging Primo Anamorphic Macro Zoom, system Relay Tube System Auto Focus Devices 0 166 172 1954 1972 1986-89 1990-93 1994-97 1998-99 2000-01 2002-05 2006-08 2009-10 2011-12 2013-14 2015-17 2018 127 ® Primo 70 Millennium DXL2 Millennium OLED 24P HD/ Anamorphic & 127 Camera camera system Viewfinder Lenses HD-F900 CinemaScope 127 Projection Lenses T Series G Series PVintage ® Lenses Anamorphic Millennium camera Prime Lenses ® Panaflex system viewfinder prime lenses 300x Compound Camera Zoom Lens 167 Pedestal Camera System, System 65 studio camera 167 and Panaflex Lightweight ® Genesis 167 HD Camera Primo 4:1 Zoom, Primo Spherical Prime Lenses 188 128 39 63 63 63 216 216 216 18

0 0 Deep Relationships with Some of the 0 World’s Largest Content Creators 29 79 134 0 101 193 0 166 172 127 127 127 167 167 167 188 128 39 63 63 63 216 216 216 19 0 0 Deep Relationships with Some of the 0 World’s Largest Content Creators 29 79 134 0 101 193 0 166 172 127 127 127 167 167 167 188 128 39 63 63 63 216 216 216 19

0 0 Expansive Sales Footprint, Global 0 Distribution Network, and Deep Cast 29 79 134 Pro Forma Panavision’s ability to supply and service customers on a global basis is a significant competitive advantage 0 101 193 22 1 Countries 0 166 80 172 Global Facilities 127 127 1,700+ 127 Employees 167 167 24/7 167 Service 188 128 39 63 63 63 216 216 1 216 Direct business operations in 11 countries, and operations through third-party independent distributors in an additional 11 countries. 20 0 0 Expansive Sales Footprint, Global 0 Distribution Network, and Deep Cast 29 79 134 Pro Forma Panavision’s ability to supply and service customers on a global basis is a significant competitive advantage 0 101 193 22 1 Countries 0 166 80 172 Global Facilities 127 127 1,700+ 127 Employees 167 167 24/7 167 Service 188 128 39 63 63 63 216 216 1 216 Direct business operations in 11 countries, and operations through third-party independent distributors in an additional 11 countries. 20

0 0 0 29 79 134 0 101 193 0 166 172 127 127 127 167 167 167 188 128 39 63 63 63 216 GROWTH STRATEGY 216 216 0 0 0 29 79 134 0 101 193 0 166 172 127 127 127 167 167 167 188 128 39 63 63 63 216 GROWTH STRATEGY 216 216

0 0 0 Multiple Growth Levers 29 79 5 134 Strategic M&A § Potential for further 0 acquisitions both in equipment rental and 4 101 Operational post-production 193 Improvements segments § Panavision / Sim have § Panavision’s cost leading relationships discipline and business 0 across entire value analytics, which have 3 chain 166 1 Subrent driven significant margin 172 Reduction expansion for Panavision to date, can § Reduction in subrent be applied to Sim provides additional 127 margin improvement 2 127 Cross-Selling and opportunity White Space 127 § Scale of combined asset base and capital § Sim acquisition investment to acquire enhances the equipment will likely 167 company’s ability to increase profitability provide a broader 167 1 Growth in Content service offering to its 167 Production extensive customer base § Shift of content § Significant opportunity consumption from linear 188 to expand service TV to internet / SVOD offering geographically 128 has driven demand for 39 content from streaming and technology companies § Panavision / Sim is 63 positioned well to 63 capitalize on secular 63 growth trends 216 216 1 216 Subrent is an industry term denoting cost of sales related to paying a third party for use of their equipment. Subrent takes the form of split-revenue consignment or fixed fee limited duration use. 22 0 0 0 Multiple Growth Levers 29 79 5 134 Strategic M&A § Potential for further 0 acquisitions both in equipment rental and 4 101 Operational post-production 193 Improvements segments § Panavision / Sim have § Panavision’s cost leading relationships discipline and business 0 across entire value analytics, which have 3 chain 166 1 Subrent driven significant margin 172 Reduction expansion for Panavision to date, can § Reduction in subrent be applied to Sim provides additional 127 margin improvement 2 127 Cross-Selling and opportunity White Space 127 § Scale of combined asset base and capital § Sim acquisition investment to acquire enhances the equipment will likely 167 company’s ability to increase profitability provide a broader 167 1 Growth in Content service offering to its 167 Production extensive customer base § Shift of content § Significant opportunity consumption from linear 188 to expand service TV to internet / SVOD offering geographically 128 has driven demand for 39 content from streaming and technology companies § Panavision / Sim is 63 positioned well to 63 capitalize on secular 63 growth trends 216 216 1 216 Subrent is an industry term denoting cost of sales related to paying a third party for use of their equipment. Subrent takes the form of split-revenue consignment or fixed fee limited duration use. 22

0 0 1 0 Growth in Content Production 29 79 1 2 Number of Scripted Original Series Programming Expenses ($bn) 134 Distribution ’18 vs. ‘02 ‘18 vs. ‘12 Distribution '17 vs. '14 '21 vs. '17 n/a +967% Online Services Digital Companies 173% 130 % Broadcast Networks 4 11 Broadcast +8% +23% 0 Premium Networks 15 12 Pay Cable +165% +55% Basic Cable Networks 18 19 101 +380% +15% Basic Cable All 27% 38 % All +168% +69% 193 $ 88.8 $ 85.1 495 487 $ 78.6 490 455 $ 73.8 0 422 389 144 420 $ 64.3 166 $ 39.8 175 $ 59.5 $ 38.3 349 183 $ 53.8 $ 36.6 172 350 $ 50.5 $ 35.3 186 45 288 266 174 42 280 $ 33.5 $ 4.1 161 $ 4.0 $ 31.8 216 36 $ 3.8 146 $ 30.1 125 182 37 $ 28.5 $ 3.7 $ 16.5 210 111 $ 17.1 34 153 127 74 $ 15.8 33 30 $ 3.6 146 $ 16.6 $ 3.5 29 140 17 33 127 25 $ 3.4 150 $ 3.2 $ 14.8 148 $ 15.3 131 160 $ 28.4 $ 14.0 119 $ 25.7 70 127 135 116 $ 14.3 $ 22.4 113 117 $ 18.2 90 15 $ 12.3 6 49 4 $ 9.0 24 33 $ 6.3 $ 4.5 0 2002A 2010A 2011A 2012A 2013A 2014A 2015A 2016A 2017A 2018A 2014A 2015A 2016A 2017A 2018E 2019E 2020E 2021E 167 3 Global Box Office Revenues ($bn) Films Produced for Future Theatrical Releases 167 167 $ 40.6 188 $ 38.8 $ 38.4 128 544 $ 36.4 39 510 $ 35.9 501 481 $ 34.7 455 63 63 2012A 2013A 2014A 2015A 2016A 2017A 2013A 2014A 2015A 2016A 2017A 63 Competition for viewership has resulted in increased production spend across all distribution platforms Source: Selected Wall Street Research, company filings, FX Networks research, MPAA, Management Estimates 216 1 Excludes library, daytime drama, one-episode specials, non-English language / English dubbed, children’s programs, and short-term content (< 15 mins). 2 Programming expenses reflect direct costs of producing, acquiring, and distributing content and services. Digital companies include Apple, Amazon, Facebook, Hulu, and Netflix. Analysis includes amortized content costs for 216 Digital Companies and does not include distribution costs for Digital companies. Apple and Facebook 2018E-2021E figures are management estimates (based on budgeted 2018E figures of $2.9 billion growing to $6.2 billion 216 in 2021E). All other figures are from Kagan, a media research group within S&P Global Market Intelligence. 3 Includes full length English-language feature films which began production in the reported year with a US production company (including co-productions with budgets of over $1 million). The counts do not include student films, 23 or documentaries. Data for 2017 is provisional as of March 2018, and may be revised as more information becomes available. Major Film Content Episodic and OTT Content 0 0 1 0 Growth in Content Production 29 79 1 2 Number of Scripted Original Series Programming Expenses ($bn) 134 Distribution ’18 vs. ‘02 ‘18 vs. ‘12 Distribution '17 vs. '14 '21 vs. '17 n/a +967% Online Services Digital Companies 173% 130 % Broadcast Networks 4 11 Broadcast +8% +23% 0 Premium Networks 15 12 Pay Cable +165% +55% Basic Cable Networks 18 19 101 +380% +15% Basic Cable All 27% 38 % All +168% +69% 193 $ 88.8 $ 85.1 495 487 $ 78.6 490 455 $ 73.8 0 422 389 144 420 $ 64.3 166 $ 39.8 175 $ 59.5 $ 38.3 349 183 $ 53.8 $ 36.6 172 350 $ 50.5 $ 35.3 186 45 288 266 174 42 280 $ 33.5 $ 4.1 161 $ 4.0 $ 31.8 216 36 $ 3.8 146 $ 30.1 125 182 37 $ 28.5 $ 3.7 $ 16.5 210 111 $ 17.1 34 153 127 74 $ 15.8 33 30 $ 3.6 146 $ 16.6 $ 3.5 29 140 17 33 127 25 $ 3.4 150 $ 3.2 $ 14.8 148 $ 15.3 131 160 $ 28.4 $ 14.0 119 $ 25.7 70 127 135 116 $ 14.3 $ 22.4 113 117 $ 18.2 90 15 $ 12.3 6 49 4 $ 9.0 24 33 $ 6.3 $ 4.5 0 2002A 2010A 2011A 2012A 2013A 2014A 2015A 2016A 2017A 2018A 2014A 2015A 2016A 2017A 2018E 2019E 2020E 2021E 167 3 Global Box Office Revenues ($bn) Films Produced for Future Theatrical Releases 167 167 $ 40.6 188 $ 38.8 $ 38.4 128 544 $ 36.4 39 510 $ 35.9 501 481 $ 34.7 455 63 63 2012A 2013A 2014A 2015A 2016A 2017A 2013A 2014A 2015A 2016A 2017A 63 Competition for viewership has resulted in increased production spend across all distribution platforms Source: Selected Wall Street Research, company filings, FX Networks research, MPAA, Management Estimates 216 1 Excludes library, daytime drama, one-episode specials, non-English language / English dubbed, children’s programs, and short-term content (< 15 mins). 2 Programming expenses reflect direct costs of producing, acquiring, and distributing content and services. Digital companies include Apple, Amazon, Facebook, Hulu, and Netflix. Analysis includes amortized content costs for 216 Digital Companies and does not include distribution costs for Digital companies. Apple and Facebook 2018E-2021E figures are management estimates (based on budgeted 2018E figures of $2.9 billion growing to $6.2 billion 216 in 2021E). All other figures are from Kagan, a media research group within S&P Global Market Intelligence. 3 Includes full length English-language feature films which began production in the reported year with a US production company (including co-productions with budgets of over $1 million). The counts do not include student films, 23 or documentaries. Data for 2017 is provisional as of March 2018, and may be revised as more information becomes available. Major Film Content Episodic and OTT Content

0 0 2 0 Significant White Space Opportunity 29 79 134 Significant opportunity exists to selectively enhance the scope of service offerings and cross-sell to its extensive customer base and across its global footprint 0 101 193 0 166 172 127 127 127 167 167 167 188 128 39 Camera Services Lighting Services 63 Grips/Remotes 63 Sound Services 63 Studios Post-Production – On/Near Set 216 Post-Production – Finishing 216 216 Source: Company Management 24 0 0 2 0 Significant White Space Opportunity 29 79 134 Significant opportunity exists to selectively enhance the scope of service offerings and cross-sell to its extensive customer base and across its global footprint 0 101 193 0 166 172 127 127 127 167 167 167 188 128 39 Camera Services Lighting Services 63 Grips/Remotes 63 Sound Services 63 Studios Post-Production – On/Near Set 216 Post-Production – Finishing 216 216 Source: Company Management 24

0 0 3 0 Subrent Expense Reduction 29 79 n Since the current management team joined Panavision in 2012 – 2013, Panavision has significantly improved its third party subrent expense 134 metrics n Reducing subrent expense continues to present a significant margin improvement opportunity for the combined company going forward 0 101 Historical and Projected Subrent % of Camera Revenue 193 Panavision Sim Pro Forma Panavision 0 51.3% 166 38.4% 36.8% 32.8% 31.7% 30.1% 172 26.3% 25.2% 24.2% 127 22.7% 23.1% 22.4% 22.4% 22.0% 127 22.0% 127 20.6% 20.1% 19.8% 18.9% 19.1% 18.9% 18.5% 167 17.0% 167 15.3% 167 2013A 2014A 2015A 2016A 2017A 2018E 2013A 2014A 2015A 2016A 2017A 2018E 2013A 2014A 2015A 2016A 2017A 2018E % of Camera Rev. (Ex. Subrent Savings) 188 Subrent % of Camera Revenue 1 Subrent % of Camera Revenue % of Camera Rev. (Inc. Subrent Savings) 128 Subrent Expense Reduction Initiative Investment and Savings Estimate ($ in thousands) 39 Product Type Quantity of Items Capital Investment Pro Forma Savings 63 Camera Bodies 141 $ 5,703 $ 2,926 63 Lenses 181 3,732 1,105 63 Accessories 2,125 5,566 2,969 Total 2,447 $ 15,000 $ 7,000 216 Source: Company Management 216 Note: Sim historical financials shown at constant exchange rate per management (0.78 USD = 1 CAD). 216 1 $7mm of annual savings based on $15mm subrent investment that is funded through transaction. 25 0 0 3 0 Subrent Expense Reduction 29 79 n Since the current management team joined Panavision in 2012 – 2013, Panavision has significantly improved its third party subrent expense 134 metrics n Reducing subrent expense continues to present a significant margin improvement opportunity for the combined company going forward 0 101 Historical and Projected Subrent % of Camera Revenue 193 Panavision Sim Pro Forma Panavision 0 51.3% 166 38.4% 36.8% 32.8% 31.7% 30.1% 172 26.3% 25.2% 24.2% 127 22.7% 23.1% 22.4% 22.4% 22.0% 127 22.0% 127 20.6% 20.1% 19.8% 18.9% 19.1% 18.9% 18.5% 167 17.0% 167 15.3% 167 2013A 2014A 2015A 2016A 2017A 2018E 2013A 2014A 2015A 2016A 2017A 2018E 2013A 2014A 2015A 2016A 2017A 2018E % of Camera Rev. (Ex. Subrent Savings) 188 Subrent % of Camera Revenue 1 Subrent % of Camera Revenue % of Camera Rev. (Inc. Subrent Savings) 128 Subrent Expense Reduction Initiative Investment and Savings Estimate ($ in thousands) 39 Product Type Quantity of Items Capital Investment Pro Forma Savings 63 Camera Bodies 141 $ 5,703 $ 2,926 63 Lenses 181 3,732 1,105 63 Accessories 2,125 5,566 2,969 Total 2,447 $ 15,000 $ 7,000 216 Source: Company Management 216 Note: Sim historical financials shown at constant exchange rate per management (0.78 USD = 1 CAD). 216 1 $7mm of annual savings based on $15mm subrent investment that is funded through transaction. 25

0 0 4 0 Operational Improvements 29 79 134 0 EBITDA ($mm) EBITDA ($mm) 101 193 $ 70 $ 70 32.0% 0 $ 55 166 25.6% 25.8% $ 48 25.0% 22.7% 22.2% 172 21.5% 21.3% $ 40 18.5% 19.3% $ 25 17.5% $ 30 $ 25 $ 16 $ 21 127 $ 12 13.9% $ 21 127 127 2013A 2014A 2015A 2016A 2017A 2018E 2013A 2014A 2015A 2016A 2017A 2018E EBITDA (Constant FX) % EBITDA Margin EBITDA (Constant FX) % EBITDA Margin 167 167 ▪ Panavision management has steadily grown its business and nearly doubled its EBITDA margin since taking over the business 5 years ago 167 ▪ Sim will benefit from Panavision management’s analytical rigor and vigilant cost control 188 Employing Analytics in Management Monitoring Business Performance Cost Discipline 128 ▪ Panavision management utilizes KPIs to optimize ▪ Panavision management employs monitoring ▪ Panavision management has successfully 39 financial performance: techniques to ensure business goals are met: built its business with attention to costs ‒ Weekly global pipeline meetings across ‒ Panavision EBITDA margin is 8% higher ‒ Utilization ‒ Revenue per bill week business segments than Sim’s 63 ‒ Capacity ‒ Revenue per project start ‒ Weekly flash revenue reporting ‒ Panavision’s post-production business 63 ‒ ROI/payback ‒ Industry-wide project starts maintains a 10% higher EBITDA margin 63 ‒ Monthly operating reviews with each than Sim’s segment/geography and senior ‒ Job profitability ‒ Market share by geography, by segment management 216 ‒ Quarterly forecasting process 216 Source: Company Management 216 Note: Panavision financials presented in accordance with US GAAP and Sim financials presented in accordance with IFRS. Panavision and Sim historical financials shown at constant exchange rate per management (Sim financials converted at rate of 0.78 USD = 1 CAD). 26 0 0 4 0 Operational Improvements 29 79 134 0 EBITDA ($mm) EBITDA ($mm) 101 193 $ 70 $ 70 32.0% 0 $ 55 166 25.6% 25.8% $ 48 25.0% 22.7% 22.2% 172 21.5% 21.3% $ 40 18.5% 19.3% $ 25 17.5% $ 30 $ 25 $ 16 $ 21 127 $ 12 13.9% $ 21 127 127 2013A 2014A 2015A 2016A 2017A 2018E 2013A 2014A 2015A 2016A 2017A 2018E EBITDA (Constant FX) % EBITDA Margin EBITDA (Constant FX) % EBITDA Margin 167 167 ▪ Panavision management has steadily grown its business and nearly doubled its EBITDA margin since taking over the business 5 years ago 167 ▪ Sim will benefit from Panavision management’s analytical rigor and vigilant cost control 188 Employing Analytics in Management Monitoring Business Performance Cost Discipline 128 ▪ Panavision management utilizes KPIs to optimize ▪ Panavision management employs monitoring ▪ Panavision management has successfully 39 financial performance: techniques to ensure business goals are met: built its business with attention to costs ‒ Weekly global pipeline meetings across ‒ Panavision EBITDA margin is 8% higher ‒ Utilization ‒ Revenue per bill week business segments than Sim’s 63 ‒ Capacity ‒ Revenue per project start ‒ Weekly flash revenue reporting ‒ Panavision’s post-production business 63 ‒ ROI/payback ‒ Industry-wide project starts maintains a 10% higher EBITDA margin 63 ‒ Monthly operating reviews with each than Sim’s segment/geography and senior ‒ Job profitability ‒ Market share by geography, by segment management 216 ‒ Quarterly forecasting process 216 Source: Company Management 216 Note: Panavision financials presented in accordance with US GAAP and Sim financials presented in accordance with IFRS. Panavision and Sim historical financials shown at constant exchange rate per management (Sim financials converted at rate of 0.78 USD = 1 CAD). 26

0 0 5 0 Fragmented Market Landscape 29 79 Studio Lighting Camera Post-Production 134 0 101 193 0 166 172 127 127 127 167 167 167 188 128 39 63 63 63 216 216 216 Source: Company Management – Size of box represents rough approximation of relative scale based on management approximation 27 0 0 5 0 Fragmented Market Landscape 29 79 Studio Lighting Camera Post-Production 134 0 101 193 0 166 172 127 127 127 167 167 167 188 128 39 63 63 63 216 216 216 Source: Company Management – Size of box represents rough approximation of relative scale based on management approximation 27

0 0 0 29 79 134 0 101 193 0 166 172 127 127 127 167 167 167 188 128 39 63 63 63 216 FINANCIAL OVERVIEW 216 216 0 0 0 29 79 134 0 101 193 0 166 172 127 127 127 167 167 167 188 128 39 63 63 63 216 FINANCIAL OVERVIEW 216 216

0 0 0 Historical Performance 29 79 134 Revenue ($mm) Adj. EBITDA ($mm) Panavision management 0 has steadily 101 $ 280 $ 70 $ 70 grown EBITDA $ 274 $ 264 and nearly $ 258 193 $ 257 doubled its $ 55 $ 242 $ 52 25.6% margin since 25.0% $ 47 taking over 21.3% 0 $ 272 19.3% $ 36 the business $ 257 $ 250 17.5% 166 at the end of $ 226 $ 48 $ 215 $ 40 13.9% 2012 172 $ 30 2013A 2014A 2015A 2016A 2017A 2018E 2013A 2014A 2015A 2016A 2017A 2018E Revenue (Constant FX) Revenue (Actual FX) 127 EBITDA (Constant FX) EBITDA (Actual FX) 127 % Margin (Constant FX) 127 167 Revenue ($mm) Adj. EBITDA ($mm) 167 167 Sim stands to $ 115 $ 114 benefit from $ 110 Panavision 188 $ 25 $ 25 $ 93 management’s 128 $ 21 $ 21 analytical 39 $ 61 rigor and aggressive $ 38 $ 16 cost control 32.0% 25.8% 22.7% 22.2% 21.5% 63 $ 12 18.5% 63 2013A 2014A 2015A 2016A 2017A 2018E 2013A 2014A 2015A 2016A 2017A 2018E 63 Revenue EBITDA % Margin 216 Source: Company Management Note: Panavision financials presented in accordance with US GAAP and Sim financials presented in accordance with IFRS. Panavision and Sim historical financials shown at constant exchange rate per 216 management (Sim financials converted at rate of 0.78 USD = 1 CAD). 216 1 Represents CAGR at constant exchange rate. 29 0 0 0 Historical Performance 29 79 134 Revenue ($mm) Adj. EBITDA ($mm) Panavision management 0 has steadily 101 $ 280 $ 70 $ 70 grown EBITDA $ 274 $ 264 and nearly $ 258 193 $ 257 doubled its $ 55 $ 242 $ 52 25.6% margin since 25.0% $ 47 taking over 21.3% 0 $ 272 19.3% $ 36 the business $ 257 $ 250 17.5% 166 at the end of $ 226 $ 48 $ 215 $ 40 13.9% 2012 172 $ 30 2013A 2014A 2015A 2016A 2017A 2018E 2013A 2014A 2015A 2016A 2017A 2018E Revenue (Constant FX) Revenue (Actual FX) 127 EBITDA (Constant FX) EBITDA (Actual FX) 127 % Margin (Constant FX) 127 167 Revenue ($mm) Adj. EBITDA ($mm) 167 167 Sim stands to $ 115 $ 114 benefit from $ 110 Panavision 188 $ 25 $ 25 $ 93 management’s 128 $ 21 $ 21 analytical 39 $ 61 rigor and aggressive $ 38 $ 16 cost control 32.0% 25.8% 22.7% 22.2% 21.5% 63 $ 12 18.5% 63 2013A 2014A 2015A 2016A 2017A 2018E 2013A 2014A 2015A 2016A 2017A 2018E 63 Revenue EBITDA % Margin 216 Source: Company Management Note: Panavision financials presented in accordance with US GAAP and Sim financials presented in accordance with IFRS. Panavision and Sim historical financials shown at constant exchange rate per 216 management (Sim financials converted at rate of 0.78 USD = 1 CAD). 216 1 Represents CAGR at constant exchange rate. 29

0 0 0 Revenue by End Segments 2013 – 2019E 29 79 1 134 Production Services Revenue ($mm) $ 180 0 $ 150 Driven by positive 101 industry trends, the 193 $ 120 Episodic segment continues to fuel the $ 90 0 company’s growth and CAGR: 0% now represents over 166 $ 60 50% of revenue and 172 growing $ 30 127 $ 0 '13 '14 '15 '16 '17 '18E'19E '13 '14 '15 '16 '17 '18E'19E '13 '14 '15 '16 '17 '18E'19E '13 '14 '15 '16 '17 '18E'19E 127 127 Episodic Feature Major Feature Independent Commerical 167 167 1 Feature Major Production Services Revenue 167 $ 60 n 2018 Feature Major segment included a similar number of productions as 2017, but at lower $ 50 The Feature Major average production budgets due to fewer tent 188 segment is variable and pole productions; 2017 was a record production $ 40 128 dependent on project year for Panavision, with multiple tent pole 39 $ 30 starts, but now productions represents less than $ 20 20% of revenue n 2018’s strong box office supports 63 management’s view that the Feature Major 63 $ 10 market is sustainable and driven by content 63 demand $ 0 2013 2014 2015 2016 2017 2018E 2019E 216 216 1 216 Revenue for Production Services segment, excluding studios, at a constant exchange rate per management (0.78 USD = 1 CAD). Services include camera and lighting & grip revenue. 30 0 0 0 Revenue by End Segments 2013 – 2019E 29 79 1 134 Production Services Revenue ($mm) $ 180 0 $ 150 Driven by positive 101 industry trends, the 193 $ 120 Episodic segment continues to fuel the $ 90 0 company’s growth and CAGR: 0% now represents over 166 $ 60 50% of revenue and 172 growing $ 30 127 $ 0 '13 '14 '15 '16 '17 '18E'19E '13 '14 '15 '16 '17 '18E'19E '13 '14 '15 '16 '17 '18E'19E '13 '14 '15 '16 '17 '18E'19E 127 127 Episodic Feature Major Feature Independent Commerical 167 167 1 Feature Major Production Services Revenue 167 $ 60 n 2018 Feature Major segment included a similar number of productions as 2017, but at lower $ 50 The Feature Major average production budgets due to fewer tent 188 segment is variable and pole productions; 2017 was a record production $ 40 128 dependent on project year for Panavision, with multiple tent pole 39 $ 30 starts, but now productions represents less than $ 20 20% of revenue n 2018’s strong box office supports 63 management’s view that the Feature Major 63 $ 10 market is sustainable and driven by content 63 demand $ 0 2013 2014 2015 2016 2017 2018E 2019E 216 216 1 216 Revenue for Production Services segment, excluding studios, at a constant exchange rate per management (0.78 USD = 1 CAD). Services include camera and lighting & grip revenue. 30

0 0 0 2019E EBITDA Estimate 29 79 134 Combined Company 2019E EBITDA Bridge ($mm) 0 101 ‘13 –‘18E Episodic CAGR of 13% YoY: 4% 193 YoY: 13% $ 0.8 $ 8.2 YoY: 5% 0 $ 2.4 YoY: 3% 166 YoY: 5% YoY: 12% $ 0.7 $ 1.3 172 $ 4.3 YoY: 10% YoY: +12% $ 13.6 $ 113 Growth from cross- 127 selling (Light Iron has 127 $(19.3) grown at a 29% CAGR ‘13 –’18E FI 127 since Panavision CAGR of 8% acquisition) $ 101 167 Conservatively assumes implied 167 12% YoY growth margin on 167 conservatively brings ’19E incremental FM revenue just below the revenue of only lowest annual level 38% achieved from ’13 – ‘17 188 128 2018E EBITDA Episodic Feature Major Feature Commercial Production Post Production Other Expenses 2019E EBITDA 39 Independent Other 63 Production Services Revenue Improvements 63 63 216 216 216 Note: YoY % changes in chart above reflect year-on-year revenue growth 31 0 0 0 2019E EBITDA Estimate 29 79 134 Combined Company 2019E EBITDA Bridge ($mm) 0 101 ‘13 –‘18E Episodic CAGR of 13% YoY: 4% 193 YoY: 13% $ 0.8 $ 8.2 YoY: 5% 0 $ 2.4 YoY: 3% 166 YoY: 5% YoY: 12% $ 0.7 $ 1.3 172 $ 4.3 YoY: 10% YoY: +12% $ 13.6 $ 113 Growth from cross- 127 selling (Light Iron has 127 $(19.3) grown at a 29% CAGR ‘13 –’18E FI 127 since Panavision CAGR of 8% acquisition) $ 101 167 Conservatively assumes implied 167 12% YoY growth margin on 167 conservatively brings ’19E incremental FM revenue just below the revenue of only lowest annual level 38% achieved from ’13 – ‘17 188 128 2018E EBITDA Episodic Feature Major Feature Commercial Production Post Production Other Expenses 2019E EBITDA 39 Independent Other 63 Production Services Revenue Improvements 63 63 216 216 216 Note: YoY % changes in chart above reflect year-on-year revenue growth 31

0 0 0 Pro Forma Financial Summary (US GAAP) 29 79 Revenue ($mm) PF Adj. EBITDA and Margins ($mm) 134 0 101 $ 126 $ 447 $ 113 $ 419 $ 104 $ 101 $ 394 193 $ 388 $ 368 $ 89 $ 358 $ 83 $ 13 $ 13 $ 13 $ 115 $ 114 $ 25 $ 21 $ 110 $ 13 $ 93 $ 25 $ 21 0 $ 279 $ 274 $ 70 $ 70 $ 264 $ 258 166 $ 55 $ 52 ($3) ($3) ($3) ($3) 172 1 1 1 1 2015A 2016A 2017A 2018E 2019E 2020E 2015A 2016A 2017A 2018E 2019E 2020E 2 Panavision Sim Panavision Sim Annualized Synergies & Subrent Public Company Costs 127 % Margin 127 23.2% 24.3% 26.5% 26.0% 26.9% 28.2% 127 Capex ($mm) PF Adj. EBITDA Less Capex ($mm) 167 167 39.1% 38.1% 19.6% 19.5% 18.6% 18.7% 16.6% 17.2% 28.1% 26.4% 167 19.7% 19.4% $ 77 $ 77 $ 72 $ 72 $ 49 $ 70 $ 67 $ 43 $ 20 $ 16 $ 20 $ 16 $ 28 $ 28 188 $ 17 $ 16 $ 13 $ 13 128 $ 57 $ 56 $ 52 $ 50 $ 5 $ 5 $ 13 $ 13 39 $ 13 $ 14 $ 3 $ 5 $ 5 $ 2 1 1 $(3) $(3) $(3) $(3) 2015A 2016A 2017A 2018E 2019E 2020E 1 1 2015A 2016A 2017A 2018E 2019E 2020E Panavision Sim % of Revenue 63 Panavision Sim Growth / 2 Annualized Synergies & Subrent Public Company Costs 63 Maintenance 63% / 37% 56% / 44% 53% / 47% 46% / 54% 45% / 55% 44% / 56% Capex (%) % FCF Conversion 63 One-Time $ 2 $ 1 $ 3 $ 6 n/a n/a 3 Capex Source: Company Management Note: Panavision financials presented in accordance with US GAAP and Sim financials presented in accordance with IFRS. Sim historical financials shown at constant exchange rate per management (0.78 USD = 1 CAD). Sim historical financials 216 assumed to have immaterial impact from reconciliation from IFRS to US GAAP per management guidance. FCF Conversion is calculated as (EBITDA - Capex) / EBITDA. Synergies and subrent savings per Company Management. 1 216 Reflects Pro Forma Panavision. 2 Assumes a full year benefit of synergies and subrent reduction initiative. 216 3 One-Time Capex is included in the Capex table above. It includes the Cinelease acquisition of assets, costs of developing Panavision’s proprietary camera (incremental to the cost of high-end $100K cameras that would have been purchased), and non-recurring facility buildouts. The build-out of Sim’s Las Palmas and Toronto facilities ($0.6mm in 2015, $6.9mm in 2016, $0.3mm in 2017, and $6.2mm in 2019) has been excluded from the Capex table and One-Time Capex above. 32 0 0 0 Pro Forma Financial Summary (US GAAP) 29 79 Revenue ($mm) PF Adj. EBITDA and Margins ($mm) 134 0 101 $ 126 $ 447 $ 113 $ 419 $ 104 $ 101 $ 394 193 $ 388 $ 368 $ 89 $ 358 $ 83 $ 13 $ 13 $ 13 $ 115 $ 114 $ 25 $ 21 $ 110 $ 13 $ 93 $ 25 $ 21 0 $ 279 $ 274 $ 70 $ 70 $ 264 $ 258 166 $ 55 $ 52 ($3) ($3) ($3) ($3) 172 1 1 1 1 2015A 2016A 2017A 2018E 2019E 2020E 2015A 2016A 2017A 2018E 2019E 2020E 2 Panavision Sim Panavision Sim Annualized Synergies & Subrent Public Company Costs 127 % Margin 127 23.2% 24.3% 26.5% 26.0% 26.9% 28.2% 127 Capex ($mm) PF Adj. EBITDA Less Capex ($mm) 167 167 39.1% 38.1% 19.6% 19.5% 18.6% 18.7% 16.6% 17.2% 28.1% 26.4% 167 19.7% 19.4% $ 77 $ 77 $ 72 $ 72 $ 49 $ 70 $ 67 $ 43 $ 20 $ 16 $ 20 $ 16 $ 28 $ 28 188 $ 17 $ 16 $ 13 $ 13 128 $ 57 $ 56 $ 52 $ 50 $ 5 $ 5 $ 13 $ 13 39 $ 13 $ 14 $ 3 $ 5 $ 5 $ 2 1 1 $(3) $(3) $(3) $(3) 2015A 2016A 2017A 2018E 2019E 2020E 1 1 2015A 2016A 2017A 2018E 2019E 2020E Panavision Sim % of Revenue 63 Panavision Sim Growth / 2 Annualized Synergies & Subrent Public Company Costs 63 Maintenance 63% / 37% 56% / 44% 53% / 47% 46% / 54% 45% / 55% 44% / 56% Capex (%) % FCF Conversion 63 One-Time $ 2 $ 1 $ 3 $ 6 n/a n/a 3 Capex Source: Company Management Note: Panavision financials presented in accordance with US GAAP and Sim financials presented in accordance with IFRS. Sim historical financials shown at constant exchange rate per management (0.78 USD = 1 CAD). Sim historical financials 216 assumed to have immaterial impact from reconciliation from IFRS to US GAAP per management guidance. FCF Conversion is calculated as (EBITDA - Capex) / EBITDA. Synergies and subrent savings per Company Management. 1 216 Reflects Pro Forma Panavision. 2 Assumes a full year benefit of synergies and subrent reduction initiative. 216 3 One-Time Capex is included in the Capex table above. It includes the Cinelease acquisition of assets, costs of developing Panavision’s proprietary camera (incremental to the cost of high-end $100K cameras that would have been purchased), and non-recurring facility buildouts. The build-out of Sim’s Las Palmas and Toronto facilities ($0.6mm in 2015, $6.9mm in 2016, $0.3mm in 2017, and $6.2mm in 2019) has been excluded from the Capex table and One-Time Capex above. 32

0 0 0 Subrent & Synergy Overview 29 79 134 Overview of Key Subrent and Synergy Areas 0 Annual Estimate 101 ($ mm) Category Description 193 Personnel Overlap / Eliminations Position eliminations due to overlapping functions $ 5.5 0 166 172 Immediate Facility Synergies Move Panavision Camera operations into SIM Vancouver location 0.3 Incremental capital investment in revenue-generating assets (camera, 127 1 7.0 Subrent Reduction Initiative lenses, accessories) that are driving significant subrent expense; targets 127 assets returning IRRs of 25% or higher on recovered subrent expenses 127 Total $ 12.8 167 167 Potential Future Synergies 167 Annual Estimate ($ mm) Category Description 188 128 Further streamlining of indirect / corporate, camera, and post operations 39 Incremental Personnel $ 0.5 - $ 2.5 after company integration 63 Facilities Expense Reductions Reduction of overlap in combined facilities 0.8 - 2.0 63 63 Total $ 1.3 - $ 4.5 216 Source: Company Management 216 1 Subrent is an industry term denoting cost of sales related to paying a third party for use of their equipment. Subrent takes the form of split-revenue consignment or fixed fee limited duration use. 216 33 0 0 0 Subrent & Synergy Overview 29 79 134 Overview of Key Subrent and Synergy Areas 0 Annual Estimate 101 ($ mm) Category Description 193 Personnel Overlap / Eliminations Position eliminations due to overlapping functions $ 5.5 0 166 172 Immediate Facility Synergies Move Panavision Camera operations into SIM Vancouver location 0.3 Incremental capital investment in revenue-generating assets (camera, 127 1 7.0 Subrent Reduction Initiative lenses, accessories) that are driving significant subrent expense; targets 127 assets returning IRRs of 25% or higher on recovered subrent expenses 127 Total $ 12.8 167 167 Potential Future Synergies 167 Annual Estimate ($ mm) Category Description 188 128 Further streamlining of indirect / corporate, camera, and post operations 39 Incremental Personnel $ 0.5 - $ 2.5 after company integration 63 Facilities Expense Reductions Reduction of overlap in combined facilities 0.8 - 2.0 63 63 Total $ 1.3 - $ 4.5 216 Source: Company Management 216 1 Subrent is an industry term denoting cost of sales related to paying a third party for use of their equipment. Subrent takes the form of split-revenue consignment or fixed fee limited duration use. 216 33

0 0 0 Transaction Overview 29 79 134 Transaction Overview n Saban Capital Acquisition Corp. is excited about the potential combination of Panavision and Sim with an initial enterprise valuation of $629mm (at $10 / share) 0 1 101 — Represents a 5.6x EV / 2019E EBITDA Mulitple (5.0x EV / 2020E EBITDA Multiple) 193 n SCAC to fund transaction using SPAC cash and raise an additional $55mm PIPE (of which Saban Sponsor LLC will invest $30mm) 1 n Conservative net leverage of 2.0x 2019E EBITDA at closing; provides significant borrowing capacity for future M&A n Panavision shareholders to roll an equity stake and own 23.6% of PF company (Sim shareholders to own 7.7%) 0 n Saban Sponsor LLC to own 9.9% of PF company 166 172 4 4 Sources and Uses ($mm) Pro Forma Ownership Sources Amount % of Total 2 SPAC Cash $ 216 33.9% 127 Saban Sponsor LLC 55 8.6 PIPE Raise (Including $30mm from an Affiliate of Saban Sponsor LLC) 127 9.9 % New Debt Issuance 241 37.8 127 Rollover Equity 126 19.7 Total Sources $ 638 100.0 % Panavision Uses Amount % of Total 167 Shareholders Illustrative SPAC Transaction Expenses $ 32 4.9% 23.6% 167 3 Subrent Capex Restricted Cash 15 2.4 167 Cash to Sim Shareholders 110 17.3 SCAC Public Cash to Panavision Shareholders 354 55.6 Shareholders Third-Party 52.5 % Rollover Equity 126 19.8 PIPE Total Uses $ 638 100.0 % Investors 188 6.2% 128 (-) Cash Interest in Trust $ (5) 3 39 (-) Unrestricted Cash on Balance Sheet (15) (+) Sponsor Promote 10 Pro Forma Enterprise Value $ 629 Sim Shareholders 7.7% 63 63 1 5.6x EV / 2019E EBITDA Multiple and 5.0x EV / 2020E EBITDA Multiple 63 Note: 40.3mm total shares outstanding at $10/sh. 7.0mm Sponsor warrants and 2.0mm Sponsor shares to be cancelled. Excludes contingent shares of 3.25mm to Sponsor (converted from founder shares) and 2.75mm to Panavision shareholders; contingent shares vest 50% at $12.50 and 50% at $15.00, subject to forfeiture if unvested after 7 years. 12.5mm public warrants to remain 216 outstanding (exercise price of $11.50, callable at $18.00). Closing condition requires minimum of 50% cash to remain in SPAC trust following redemptions. 1 Based on $113mm 2019E and $126mm 2020E Pro Forma Panavision EBITDA. 216 2 Includes an estimated $4.7mm cash interest in trust which will be distributed to sellers at close. 216 3 $15mm of unrestricted cash allocated to balance sheet by sellers. $15mm of restricted cash allocated to subrent capex at close. 4 Assumes no further redemptions. 34 0 0 0 Transaction Overview 29 79 134 Transaction Overview n Saban Capital Acquisition Corp. is excited about the potential combination of Panavision and Sim with an initial enterprise valuation of $629mm (at $10 / share) 0 1 101 — Represents a 5.6x EV / 2019E EBITDA Mulitple (5.0x EV / 2020E EBITDA Multiple) 193 n SCAC to fund transaction using SPAC cash and raise an additional $55mm PIPE (of which Saban Sponsor LLC will invest $30mm) 1 n Conservative net leverage of 2.0x 2019E EBITDA at closing; provides significant borrowing capacity for future M&A n Panavision shareholders to roll an equity stake and own 23.6% of PF company (Sim shareholders to own 7.7%) 0 n Saban Sponsor LLC to own 9.9% of PF company 166 172 4 4 Sources and Uses ($mm) Pro Forma Ownership Sources Amount % of Total 2 SPAC Cash $ 216 33.9% 127 Saban Sponsor LLC 55 8.6 PIPE Raise (Including $30mm from an Affiliate of Saban Sponsor LLC) 127 9.9 % New Debt Issuance 241 37.8 127 Rollover Equity 126 19.7 Total Sources $ 638 100.0 % Panavision Uses Amount % of Total 167 Shareholders Illustrative SPAC Transaction Expenses $ 32 4.9% 23.6% 167 3 Subrent Capex Restricted Cash 15 2.4 167 Cash to Sim Shareholders 110 17.3 SCAC Public Cash to Panavision Shareholders 354 55.6 Shareholders Third-Party 52.5 % Rollover Equity 126 19.8 PIPE Total Uses $ 638 100.0 % Investors 188 6.2% 128 (-) Cash Interest in Trust $ (5) 3 39 (-) Unrestricted Cash on Balance Sheet (15) (+) Sponsor Promote 10 Pro Forma Enterprise Value $ 629 Sim Shareholders 7.7% 63 63 1 5.6x EV / 2019E EBITDA Multiple and 5.0x EV / 2020E EBITDA Multiple 63 Note: 40.3mm total shares outstanding at $10/sh. 7.0mm Sponsor warrants and 2.0mm Sponsor shares to be cancelled. Excludes contingent shares of 3.25mm to Sponsor (converted from founder shares) and 2.75mm to Panavision shareholders; contingent shares vest 50% at $12.50 and 50% at $15.00, subject to forfeiture if unvested after 7 years. 12.5mm public warrants to remain 216 outstanding (exercise price of $11.50, callable at $18.00). Closing condition requires minimum of 50% cash to remain in SPAC trust following redemptions. 1 Based on $113mm 2019E and $126mm 2020E Pro Forma Panavision EBITDA. 216 2 Includes an estimated $4.7mm cash interest in trust which will be distributed to sellers at close. 216 3 $15mm of unrestricted cash allocated to balance sheet by sellers. $15mm of restricted cash allocated to subrent capex at close. 4 Assumes no further redemptions. 34

Attractive Valuation for Combined Company

Proposed terms for transaction struck at attractive multiple relative to peers, while Pro Forma Panavision's operating metrics generally above or in-line with peers

CY 2019E EV / EBITDA


5.6 x
8.6 x
6.3 x
9.4 x
Sim
Entertainment Technology
Rentals
Business Services

CY 2020E EV / EBITDA


5.0 x
7.7 x
6.1 x
9.0 x
Sim
Entertainment Technology
Rentals
Business Services

Source: Bloomberg, Capital IQ and IBES estimates. Market data as of 24-Jan-2019.
Note: Entertainment Technology includes Avid, Barco, Dolby Labs, IMAX, and Technicolor. Rentals peer group includes Herc Rentals, H&E, McGrath RentCorp, Mobile Mini, United Rentals, and WillScot. Business Services peer group includes ABM, Aramark, Cintas, SP Plus, and UniFirst. All estimates calendarized to December.

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0 0 0 Operational Benchmarking 29 79 134 CY ’18 – ’20 Revenue CAGR 0 101 7.3% 193 5.3 % Pro Forma Panavision 4.1 % revenue growth above 3.6% 0 broad set of peers… 166 172 Entertainment Technology Rentals Business Services 127 127 127 CY ’18 – ’20 EBITDA CAGR 167 167 167 11.8% …with expanding 10.0 % margins and EBITDA 7.1% 188 growth above or in-line 128 3.8 % with peers 39 Entertainment Technology Rentals Business Services 63 63 63 Source: Bloomberg, Capital IQ and IBES estimates. Market data as of 24-Jan-2019. 216 Note: Entertainment Technology includes Avid, Barco, Dolby Labs, IMAX, and Technicolor. Rentals peer group includes Herc Rentals, H&E, McGrath RentCorp, Mobile Mini, United Rentals, and WillScot. 216 Business Services peer group includes ABM, Aramark, Cintas, SP Plus, and UniFirst. Data for Avid (EBITDA), SP Plus, and UniFirst reflects CY ’18 – ’19 data due to lack of estimates. All estimates calendarized to December. 216 36 0 0 0 Operational Benchmarking 29 79 134 CY ’18 – ’20 Revenue CAGR 0 101 7.3% 193 5.3 % Pro Forma Panavision 4.1 % revenue growth above 3.6% 0 broad set of peers… 166 172 Entertainment Technology Rentals Business Services 127 127 127 CY ’18 – ’20 EBITDA CAGR 167 167 167 11.8% …with expanding 10.0 % margins and EBITDA 7.1% 188 growth above or in-line 128 3.8 % with peers 39 Entertainment Technology Rentals Business Services 63 63 63 Source: Bloomberg, Capital IQ and IBES estimates. Market data as of 24-Jan-2019. 216 Note: Entertainment Technology includes Avid, Barco, Dolby Labs, IMAX, and Technicolor. Rentals peer group includes Herc Rentals, H&E, McGrath RentCorp, Mobile Mini, United Rentals, and WillScot. 216 Business Services peer group includes ABM, Aramark, Cintas, SP Plus, and UniFirst. Data for Avid (EBITDA), SP Plus, and UniFirst reflects CY ’18 – ’19 data due to lack of estimates. All estimates calendarized to December. 216 36

0 0 0 Operational Benchmarking (cont’d) 29 79 134 CY 2019E EBITDA Margin 0 101 193 Superior EBITDA 36 % margins compared to 27 % Entertainment 0 Technology and 166 13% 13 % Business Services peers 172 Entertainment Technology Rentals Business Services 127 127 127 1 CY 2019E Free Cash Flow Conversion 167 167 167 Improving Free Cash 81% 78% 188 1 60 % Flow Conversion 128 38% 39 Entertainment Technology Rentals Business Services 63 63 63 216 Source: Bloomberg, Capital IQ and IBES estimates. Market data as of 24-Jan-2019. 216 Note: All estimates calendarized to December. Entertainment Technology includes Avid, Barco, Dolby Labs, IMAX, and Technicolor. Rentals peer group includes Herc Rentals, H&E, McGrath RentCorp, Mobile Mini, United Rentals, and WillScot. Business Services peer group includes ABM, Aramark, Cintas, SP Plus, and UniFirst. 216 1 Free Cash Flow Conversion calculated as (EBITDA – Capex) / EBITDA. 37 0 0 0 Operational Benchmarking (cont’d) 29 79 134 CY 2019E EBITDA Margin 0 101 193 Superior EBITDA 36 % margins compared to 27 % Entertainment 0 Technology and 166 13% 13 % Business Services peers 172 Entertainment Technology Rentals Business Services 127 127 127 1 CY 2019E Free Cash Flow Conversion 167 167 167 Improving Free Cash 81% 78% 188 1 60 % Flow Conversion 128 38% 39 Entertainment Technology Rentals Business Services 63 63 63 216 Source: Bloomberg, Capital IQ and IBES estimates. Market data as of 24-Jan-2019. 216 Note: All estimates calendarized to December. Entertainment Technology includes Avid, Barco, Dolby Labs, IMAX, and Technicolor. Rentals peer group includes Herc Rentals, H&E, McGrath RentCorp, Mobile Mini, United Rentals, and WillScot. Business Services peer group includes ABM, Aramark, Cintas, SP Plus, and UniFirst. 216 1 Free Cash Flow Conversion calculated as (EBITDA – Capex) / EBITDA. 37

0 0 0 Framing Panavision / Sim’s Valuation 29 79 134 0 101 193 0 166 172 1 3 4 5 2 127 127 Long Useful Life of Tangible Cross- Significant Brand Robust End Market Proprietary IP 127 Assets Selling Opportunity Value n Well-positioned to n Proprietary IP offering, n Useful life of lenses is n Combined business n Unparalleled brand benefit from growth in especially in lenses 20+ years creates formidable one- recognition among 167 content production stop, end-to-end content creators 167 n Extensive n Lens business drives service provider with 167 n Agnostic to individual manufacturing capacity camera rental business global scale content creators and and significant R&D distribution channels spend over company’s n Sim to benefit from 188 history Panavision’s proprietary IP portfolio 128 39 n Sim’s services offerings gain access to broad Panavision customer 63 base 63 63 216 Panavision / Sim is a unique investment opportunity with significant upside at an attractive multiple 216 216 38 0 0 0 Framing Panavision / Sim’s Valuation 29 79 134 0 101 193 0 166 172 1 3 4 5 2 127 127 Long Useful Life of Tangible Cross- Significant Brand Robust End Market Proprietary IP 127 Assets Selling Opportunity Value n Well-positioned to n Proprietary IP offering, n Useful life of lenses is n Combined business n Unparalleled brand benefit from growth in especially in lenses 20+ years creates formidable one- recognition among 167 content production stop, end-to-end content creators 167 n Extensive n Lens business drives service provider with 167 n Agnostic to individual manufacturing capacity camera rental business global scale content creators and and significant R&D distribution channels spend over company’s n Sim to benefit from 188 history Panavision’s proprietary IP portfolio 128 39 n Sim’s services offerings gain access to broad Panavision customer 63 base 63 63 216 Panavision / Sim is a unique investment opportunity with significant upside at an attractive multiple 216 216 38

0 0 0 Transaction Summary 29 79 134 0 1 Investment Opportunity in a Market Leader at an Attractive Multiple 101 193 0 Unique Opportunity to Capitalize on Industry Tailwinds of Growth in Content Production 2 166 While Remaining Agnostic to Content Creator and Distribution Channel 172 127 Panavision’s Combination with Sim Provides Complementary Service Offering with 3 127 Numerous Margin-Enhancing Initiatives and Synergies 127 167 Management Has a Successful Track Record of Growing Revenues, Margins, and Free Cash 4 167 Flow, Which Will Benefit Sim 167 188 Combined Business Is Well-Capitalized to Further Benefit from Industry Growth and 5 128 Synergistic M&A 39 63 Saban’s Deep Industry Relationships within the Media Industry Provide Value-Add to the 6 63 Platform 63 216 216 216 39 0 0 0 Transaction Summary 29 79 134 0 1 Investment Opportunity in a Market Leader at an Attractive Multiple 101 193 0 Unique Opportunity to Capitalize on Industry Tailwinds of Growth in Content Production 2 166 While Remaining Agnostic to Content Creator and Distribution Channel 172 127 Panavision’s Combination with Sim Provides Complementary Service Offering with 3 127 Numerous Margin-Enhancing Initiatives and Synergies 127 167 Management Has a Successful Track Record of Growing Revenues, Margins, and Free Cash 4 167 Flow, Which Will Benefit Sim 167 188 Combined Business Is Well-Capitalized to Further Benefit from Industry Growth and 5 128 Synergistic M&A 39 63 Saban’s Deep Industry Relationships within the Media Industry Provide Value-Add to the 6 63 Platform 63 216 216 216 39